Exhibit 99c

AT&T INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2005 Dollars in millions

	Historical		Pro Forma
	AT&T	ATTC [1]	Adjustments		Combined
Total Operating Revenues	$43,862	$23,876	$(1,677)	[2]	$66,019
			(167)	[3]
			125	[3]
Total Operating Expenses	37,694	20,740	(1,411)	[4]	57,023
Operating Income	6,168	3,136	(308)		8,996
Interest expense	1,456	621	(85)	[5]	1,992
Other income (expense) – net	1,006	(26)	-		980
Income Before Income Taxes	5,718	2,489	(223)		7,984
Provision (benefit) for income taxes	932	970	(85)	[6]	1,817
Net Income	$4,786	$1,519	$(138)		$6,167

Depreciation and amortization expense included in Total Operating Expenses was $10,188 and includes adjustments to eliminate historical ATTC depreciation and amortization expense and to record pro forma amortization expense on intangible assets

[1]	AT&T Corp. (ATTC) results prior to November 18, 2005 acquisition (January 1 through November 18, 2005)
[2]	Elimination of intercompany revenues
[3]	Reclassification of universal service fund (USF)
[4]	Elimination of intercompany expenses, adjustments resulting from the fair value of ATTC assets and the reclassification of USF
[5]	Reduction in interest expense due to the fair value adjustment of ATTC’s debt
[6]	Aggregate pro forma income tax effect of notes 2 through 5 at AT&T’s marginal tax rate

AT&T INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME FOR THE QUARTERS AND YEAR ENDED 2005 Dollars in millions
	For the Quarter Ended				For the Year Ended
	Mar 31,	Jun 30,	Sep 30,	Dec 31,
Total Operating Revenues	$16,670	$16,602	$16,468	$16,279	$66,019
Total Operating Expenses	14,223	14,371	13,635	14,794	57,023
Operating Income	2,447	2,231	2,833	1,485	8,996
Interest expense	530	493	489	480	1,992
Other income (expense) – net	128	175	242	435	980
Income Before Income Taxes	2,045	1,913	2,586	1,440	7,984
Provision (benefit) for income taxes	726	656	857	(422)	1,817
Net Income	$1,319	$1,257	$1,729	$1,862	$6,167

Depreciation and amortization expense included in Total Operating Expenses	$2,607	$2,563	$2,529	$2,489	$10,188

AT&T INC.
PRO FORMA RESTATED CONSOLIDATED REVENUE BY PRODUCT SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2005 Dollars in millions

	For the Quarter Ended				For the
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year Ended
Operating Revenues
Voice	$9,550	$9,375	$9,212	$9,006	$37,143
Data	4,330	4,355	4,423	4,428	17,536
Directory	905	901	917	902	3,625
Other	1,885	1,971	1,916	1,943	7,715
Total Operating Revenues	$16,670	$16,602	$16,468	$16,279	$66,019

AT&T INC.
PRO FORMA SEGMENT REVENUES
FOR THE QUARTERS AND YEAR ENDED 2005
Dollars in millions

	For the Quarter Ended				For the
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year Ended
Wireline AT&T Inc.	$9,182	$9,257	$9,229	$11,855	$39,523
Wireline AT&T Corp. (Consumer & Business)	7,004	6,748	6,608	3,472	23,832
Adjustments	(582)	(474)	(460)	(159)	(1,675)
Wireline Segment Pro Forma	$15,604	15,531	15,377	15,168	61,680

Cingular Segment Revenues	$8,229	$8,609	$8,746	$8,849	$34,433

Directory Segment Revenues	$929	$925	$932	$928	$3,714

Other AT&T Inc. Segment	$169	$178	$182	$216	$745
Other AT&T Corp. Segment	11	12	12	9	44
Adjustments	(11)	(12)	(12)	(9)	(44)
Other Segment Pro Forma	$169	$178	$182	$216	$745

Cingular Segment Elimination	$(8,229)	$(8,609)	$(8,746)	$(8,849)	$(34,433)

Eliminations and Other Adjustments	$(32)	$(32)	$(23)	$(33)	$(120)

Total Operating Revenues	$16,670	$16,602	$16,468	$16,279	$66,019

AT&T INC.
PRO FORMA RESTATED WIRELINE REVENUE BY PRODUCT SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2005 Dollars in millions
	For the Quarter Ended				For the
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year Ended
Operating Revenues
Voice	$9,550	$9,375	$9,212	$9,006	$37,143
Data	4,330	4,355	4,423	4,428	17,536
Transport	2,176	2,155	2,208	2,196	8,735
Packet-Switched	843	825	801	772	3,241
IP	1,311	1,375	1,414	1,460	5,560
Other	1,724	1,801	1,742	1,734	7,001
Total Operating Revenues	15,604	15,531	15,377	15,168	61,680

AT&T INC.
PRO FORMA RESTATED WIRELINE SEGMENT REVENUE BY CUSTOMER SUPPLEMENTAL DETAIL FOR THE QUARTERS AND YEAR ENDED 2005 Dollars in millions
	For the Quarter Ended				For the
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Year Ended
Operating Revenues
Consumer In-region	$3,570	$3,588	$3,668	$3,673	$14,499
Business In-region	1,860	1,945	1,951	1,957	7,713
Wholesale	2,979	2,897	2,968	3,025	11,869
Enterprise	4,792	4,796	4,671	4,582	18,841
National Mass Markets	2,045	1,942	1,818	1,652	7,457
Other	358	363	301	279	1,301
Total Operating Revenues	$15,604	$15,531	$15,377	$15,168	$61,680